                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 15, 2004

                         CHASE CREDIT CARD MASTER TRUST
         Series 1999-1, Series 1999-3, Series 2000-1, Series 2000-3,
         Series 2001-1, Series 2001-2, Series 2001-3, Series 2001-4,
         Series 2001-5, Series 2001-6, Series 2002-1, Series 2002-2,
         Series 2002-3, Series 2002-4, Series 2002-5, Series 2002-6,
         Series 2002-7, Series 2002-8, Series 2003-1, Series 2003-2,
         Series 2003-3, Series 2003-4, Series 2003-5, Series 2003-6
         and Series 2004-1
 -------------------------------------------------------------------------------
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                        333-74303
                                        333-68236
                                        333-83484
                                        333-84400
       United States                    333-103210               22-2382028
----------------------------     ------------------------      --------------
(State or other jurisdiction    (Commission File Numbers)      (IRS Employer
     of incorporation)                                       Identification No.)


          White Clay Center, Building 200, Newark, DE           19711
          -------------------------------------------        ------------
          (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events:

         Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of a number of outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of December 17, 1999, as amended. The parties to the Pooling and Servicing Agreement are: JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1, 1996, and The Bank of New York, as trustee.

         On June 15, 2004, Chase USA, on behalf of JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) as servicer, distributed monthly payments to the holders of the Series 1999-1, Series 1999-3, Series 2000-1, Series 2000-3, Series 2001-1, Series 2001-2, Series 2001-3, Series 2001-4, Series 2001-5,
Series 2001-6, Series 2002-1, Series 2002-2, Series 2002-3, Series 2002-4,
Series 2002-5, Series 2002-6, Series 2002-7, Series 2002-8, Series 2003-1,
Series 2003-2, Series 2003-3, Series 2003-4, Series 2003-5, Series 2003-6 and
Series 2004-1 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this current report on Form 8-K.


Item 7(c).  Exhibits

                Exhibits     Description
                --------     -----------

                20.1 Monthly Reports with respect to the June 15, 2004 distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 17, 2004

                                            JPMorgan Chase Bank
                                            (f/k/a The Chase Manhattan Bank),
                                            as Servicer


                                            By:  /s/ Miriam K. Haimes
                                            -----------------------------------
                                            Name: Miriam K. Haimes
                                            Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.        Description
------------       -----------------
20.1               Monthly Reports with respect to the June 15, 2004
                   distribution